Exhibit 99.1

Simulations Plus, Inc.
NASDAQ: SLP
First Quarter Fiscal Year 2010
Conference Call
January 13, 2010

Introduction and Welcome
• Introduction and Welcome
• Agenda
 – First Quarter FY 2010 (1QFY10) Financial
 Summary
 – Progress in Business Units
 – Strategy Going Forward
 – Questions and Answers

 With the exception of historical information, the matters discussed in this presentation are forward-looking statements that involve a number of risks and uncertainties. The actual results of the Company could differ significantly from those statements. Factors that could cause or contribute to such differences include, but are not limited to: continuing demand for the Company’s products; competitive factors; the
 Company’s ability to finance future growth; the Company’s ability to produce and market new products in a timely fashion; the Company’s ability to continue to attract and retain skilled personnel; the Company’s ability to identify, evaluate, and close suitable acquisitions; and the
 Company’s ability to sustain or improve current levels of productivity.
 Further information on the Company’s risk factors is contained in the
 Company’s quarterly and annual reports and filed with the Securities and Exchange Commission.
Safe Harbor Statement Under the
Private Securities Litigation Reform Act
of 1995

1QFY10 (3 months) Financial Summary
• Gross revenues = $2.437 MM (up 14.2% from 1QFY09)
 – Pharmaceutical software and services = $1.735 MM (up 21.3% from $1.430 MM in 1QFY09)
 – Words+ subsidiary = $702,000 (down 0.1% from $703,000 1QFY09)
• SG&A = $1,004,000 (up 11.1% from $904,000 in 1QFY09)
 – SG&A increased due to travel and show expenses, bonuses to officer, and increases in salaries and benefits over 1QFY09. As percent of sales, SG&A decreased from 42.4% to 41.2%.
• R&D Expense = $261,000 (down 2.9% from $269,000 from 1QFY09)
 – Greater time on contract studies
• Income Before Income Taxes = $661,000 (up 46.0% from $453,000 in 1QFY09)
 – Greater pharmaceutical software and services revenues
• Net Income = $430,000 (up 38.0% from $312,000 in 1QFY09)
 – High margin on pharmaceutical business results in percentage earnings growth greater than percentage revenues growth once breakeven is passed
• EPS = $0.03/FD share (up $0.007 from $0.02/FD share in 1QFY09)
 – Positive results continue in spite of global economic crisis
 – Share repurchase reduced number of fully diluted shares
• Cash = $7.97 MM (up $1.91 MM or 31.5% from $6.06 MM in 1QFY09)
 – Cash increased even with >$1 MM share repurchase program spending over $1 MM in FY09
• Shareholders’ Equity = $10.812 MM (up 4.8% from $10.315 MM in 1QFY09)
 – Again, in spite of spending ~$1MM for share repurchases

Share Repurchase Program
• Board of directors authorized share repurchase program for up to
 $2.5 million from October 2008 through October 2009. Actual repurchases began December 2, 2008, so the board extended the repurchase period through December 1, 2009.
• Total of 1.02 MM shares were bought back at average price per share of about $1.32.
• No plans at this time to repurchase shares; however, the board of directors may decide to reinstitute repurchasing shares at any time.

Progress - 1
• ADMET Predictor™ (Structure-property prediction program)
 – Version 4.0 was released in July with new metabolism and toxicity models
 – New Dose Optimization Module developed under estimates dose amount needed for new molecules based on mini-GastroPlus simulation
 • Developed under Pfizer funding and in active use at Pfizer now
 – Expanded graphics capability was added with Miner3D component
 – Work continues on our $525,000 SBIR Phase II grant with excellent progress on advancing the predictions in ADMET Predictor through better atomic and molecular descriptors. The rapid partial charge calculations we have developed allow calculation of atomic partial charges at the rate of hundreds of thousands of molecules per hour rather than one molecule per day using traditional quantum methods.

Solubility in Biorelevant Fluids
• During FY09 we funded a series of experiments with Northeastern
 University to measure the solubility of 160 drugs and drug-like compounds in three different types of biorelevant fluids:
 – Fasted state simulated gastric fluid (FaSGF)
 – Fasted state simulated intestinal fluid (FaSSIF)
 – Fed state simulated intestinal fluid (FeSSIF)
• These data have been used to build preliminary solubility models for
 ADMET Predictor to provide estimates for in vivo solubilities for new compounds without the need to measure them
• We presented a scientific poster at the American Association of
 Pharmaceutical Scientists meeting in November, which generated very high interest from scientists at the meeting
• We will soon offer these data as a new product. We also intend to conduct more of these experiments to expand the database and improve our predictions. And we are considering funding other types of experiments to improve different aspects of our modeling and simulation capabilities.

Progress - 2
• ClassPharmer™ (Data Mining and de novo Molecule Design)
 – Numerous improvements were being incorporated during the 4th quarter, and Version 4.7 was released in October.
 – We continue to enhance ClassPharmer’s capabilities in data mining and de novo molecule design (design of new molecules) and to add additional convenience features requested by our users.
 – New “scaffold hopping” capability was added in 4.7 - allows chemists to change the core (or any portion) of a molecule while maintaining other features and the bond distances between them.
 – Current efforts are focused on refactoring the code to make it more streamlined and efficient, and adding a number of additional visualization and user convenience features.

DDDPlus(TM): C:\Program Files\Simulations Plus, Inc\DDDPlus\DDDPlusDemo.mdb
File Database Simulation Setup Tools Modules Help
Formulation
Experimental Setup
Simulation
Hydrocortisone Coarse Powder
Apparatus Type:
Experimental Parameters
Instrument Speed (RPM): 75
Medium Volume (mL): 900
Medium Viscosity (g/(cm*s)): 0.007
Medium pH: 7
Fluid Velocity (cm/s): 7.504
Medium Type: Water
Experiment Phase
Medium Composition

Select Curves
Refresh Curve
Particle Size Distribution
pH vs. Time
Hydrocortisone Coarse Powder
Percent Dissolved (%)
Time (min)
Hydrocortisone Coarse Powder

simulationsplus, inc.

Progress - 3
DDDPlus - Simulates laboratory dissolution experiments
 Sales continue to increase steadily
 Version 3.0 was released in Q3 with a number of important
 enhancements
 Remains the only tool of its kind
 Further development on hold during 1QFY10 to allow
 greater support for contract studies

Progress - 4
• GastroPlus™
 – Development of Drug-drug Interaction module continues under funded collaboration with Roche - initial capability is now in use at Roche. Full capability to be released with Version 7.0.
 – Development of ocular delivery capability under a funded collaboration with Pfizer is complete - will be released with Version 7.0.
 – Development of a nasal-pulmonary delivery module under a funded collaboration with GlaxoSmithKline is complete and in use at
 GlaxoSmithKline. Full capability will be released with Version 7.0.
 – Consulting contracts continue to come in to assist pharmaceutical companies worldwide in analyzing preclinical and clinical data with
 GastroPlus. Multiple contracts currently underway with three top-5 pharmaceutical companies.
 – At AAPS meeting in November, GastroPlus was mentioned by every speaker in at least 3 different sessions as the tool used to run the analyses that were being presented. One presentation by Novartis noted that
 GastroPlus simulation results submitted to the FDA resulted in the FDA agreeing to eliminate a clinical trial that would have otherwise been required.

Ciliary Muscle
Ciliary Body
Aqueous Humor
Cornea
Lens
Pupil
Iris
Canals of Schlemm
Conjunctiva
Orbital Muscles
Zonules
Visual Axis
Lens Sack
Vitreous Humor
Sclera
Retina
Choroid
Fovea
Macula
Optic Disk
Optic Nerve
Retinal Blood Vessels

simulationsplus, inc.

GastroPlus Ocular Delivery - Funded
Collaboration with Pfizer

Bronchi, Bronchial Tree, and Lungs
Larynx
Pulmonary vein
Pulmonary artery
Primary bronchi
Trachea
Secondary bronchi
Tertiary bronchi
Bronchioles
Cardiac notch
Alveolar duct
Alveoli

simulationsplus, inc.

GastroPlus Pulmonary Delivery - Funded
Collaboration with GlaxoSmithKline

Progress - 5
• Words+ subsidiary
 – General economy appears to be affecting this business -
 many states are struggling, and a large percentage of our
 sales come from 3rd-party sources (Medicaid, Medicare,
 schools, state vocational rehabilitation programs, etc.)
 – New Conversa™ communication device selling well
 – Full-time national sales manager working to improve
 marketing and sales activities and dealer relationships
 – Two new employee sales reps added in California during
 2009.
 – Significant progress on a new product that includes a
 patent disclosure with IP owned by Words+

Miscellaneous Items
• Potential acquisition we were working on for a number of months did not go through - seller decided to go with another buyer. Potential remains to acquire software part of the business, which was our primary interest.
• Due diligence currently in progress on three acquisition possibilities for the pharmaceutical side of the business.
• Two new Ph.D.s started recently and are making excellent contributions already. Another has just accepted our offer and will join the team on March 1.
 Our elite team continues to grow!
• Dr. Robert Clark will join the company on January 19 as Director, Life
 Sciences. Experience as VP of Research of a public pharmaceutical software company will provide valuable leadership for the Life Sciences team.

Strategy Going Forward
• Continue to expand product line and services
 – Pharmaceutical software and services
 • Continue to expand Life Sciences team
 – For several new product development projects in our corporate strategic plan
 – To increase capacity to conduct consulting studies and funded collaborations
 • Seek and complete strategic acquisitions
 – Goal is to add both new products & services as well as additional scientific staff
 – Negotiations continue at slow pace, but we expect results in 2010
 • Continue to examine additional SBIR opportunities
 – Words+ subsidiary
 • Continue product improvements and more aggressive marketing and sales
 • Added staff and new billing software to process prior authorizations and accounts receivable more quickly - now collecting old receivables from state Medicaid agencies
 • Seek SBIR funding opportunities that fit our expertise
• Continue our expanded marketing and sales activities - increasing number of conferences and meetings worldwide - lead list is growing
 – China appears to be significant potential market for pharmaceutical business
 • Two new dealers in China now signed up
 – Continue our push into the environmental toxicology area

Additional Factors
• State of the pharmaceutical industry
 – Mergers have had no adverse effect on business to date - in fact licenses have increased at the larger companies, academic and government organizations.
  –Large companies continue to adopt in silico (software) technologies in various departments, and Simulations Plus software is independently ranked as best-in-class.
 –Government agencies expanding use (FDA added 10 more GastroPlus licenses recently.)
 –Smaller companies are recognizing the value of in silico tools as a result of the many scientific presentations that are now being presented by our customers at meetings around the world.
 – Outsourcing of consulting studies is on the rise. We expect to see continued growth in this area of business.

Summary
• Simulations Plus financial strength continues
 – Excellent cash position that continues to grow
 – No debt
• Record first quarter! Strong marketing and sales efforts starting to show results
 – Pharmaceutical software and services revenues up 21.3% from 1QFY09
 – Words+ subsidiary flat for the quarter, but new product developments are expected to improve performance of this division in 2010
• Focus is on maintaining best-in-class position in product quality and superior customer service in both business units
 – Version 7.0 of GastroPlus is expected to generate significant additional interest in this industry-leading program
 – Internal projects expected to add new products during FY2010
 – Price increases and reduced discounts expected to further add to revenues and earnings
• Continue to actively seek strategic acquisitions.
• Slides available by e-mail on request through info@simulations-plus.com

Questions?